Exhibit 99.1

NOVAGOLD Receives $25 Million from Newmont Corporation

Third payment for the sale of NOVAGOLD’s 50% interest in the Galore Creek project
Treasury exceeds $125 million

July 27, 2023 - Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (NYSE American, TSX: NG) (“NOVAGOLD” or “the Company”) received $25 million from Newmont Corporation (NYSE: NEM, TSX: NGT) (“Newmont”) as per the 2018 Share Purchase Agreement (the “Agreement”) in which NOVAGOLD sold its 50% interest in the Galore Creek project (“GCP”) in British Columbia, Canada. All amounts are in U.S. dollars.

Under the terms of the Agreement1, total consideration payable by Newmont was up to $275 million. NOVAGOLD received $100 million upon closing, $75 million in July 2021 and this most recent receipt of $25 million.

The latest payment from Newmont increased NOVAGOLD’s cash position by $25 million, which consisted of approximately $109 million of cash and term deposits as of May 31, 2023. As a result of the successful sale of the GCP, NOVAGOLD materially increased its treasury, providing the Company with a strong financial foundation to advance its 50%-owned Donlin Gold project in Alaska.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of its 50%-owned Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories, inclusive of Proven and Probable Mineral Reserves (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Resource categories on a 100% basis)2, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Report, both as defined below3, once in production, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis. The Donlin Gold project has substantial exploration potential beyond the designed footprint of the open pit which currently covers three kilometers of an approximately eight-kilometer-long gold-bearing trend. Current activities at the Donlin Gold project are focused on state permitting, engineering studies, community outreach, and workforce development in preparation for the eventual construction and operation of this project. With a strong balance sheet, NOVAGOLD is well-positioned to fund its share of permitting and advancement efforts at the Donlin Gold project.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Report3. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited (“Wood”); Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”) and Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”). Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101 and under S-K 1300, has approved and verified the scientific and technical information contained in this media release.

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1 See July 26, 2018 media release titled “NOVAGOLD Enters Agreement to Sell Its 50% Stake in Galore Creek to Newmont for up to $275 Million” here (https://www.novagold.com/investors/news/index.php?content_id=1286)

2 Donlin Gold data as per the 2021 Technical Report and the S-K 1300 Report, as defined below. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 4 Mt of Measured Resources and approximately 267 Mt of Indicated Resources inclusive of Reserves is attributable to NOVAGOLD through its 50% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 35 Mt of Indicated Resources exclusive of Mineral Reserves is attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 4 Mt of Proven Reserves and approximately 249 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

3 The Company retained Wood Canada Limited (“Wood”) in 2020 to update content in its previously filed “Donlin Creek Gold Project, Alaska, USA, NI 43-101 Technical Report on the Second Updated Feasibility Study,” effective November 18, 2011, and amended January 20, 2012. This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”) and was filed on August 31, 2021. The Company is a registrant with the SEC and is reporting its exploration results, Mineral Resources, and Mineral Reserves in accordance with S-K 1300 as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project. The Company requested that Wood prepare a Technical Report Summary of the Donlin Gold project, Alaska, USA using the standards of S-K 1300 and it is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Report”) dated November 30, 2021. Wood incorporated 2020 costs and new gold price guidance to meet the Company’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Report showed no material change to the previously reported mineral resources or mineral reserves.

www.novagold.com
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NOVAGOLD Contacts:
Mélanie Hennessey
Vice President, Corporate Communications

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding our goals and planned expenditures; the potential development and construction of the Donlin Gold project; perceived merit of properties; mineral reserve and mineral resource estimates; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; and the conversion of Galore Creek into a mine and the receipt of the $75 million contingent payment from Newmont. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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